                             LETTER OF TRANSMITTAL
                 TO TENDER COMMON SHARES AND PREFERRED SHARES

                                      OF

                     MERIDIAN POINT REALTY TRUST VIII CO.

           PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 23, 1998

                                      OF

                           EASTGROUP-MERIDIAN, INC.

                         A WHOLLY-OWNED SUBSIDIARY OF
                          EASTGROUP PROPERTIES, INC.


   -                                   -



   -                                   -


  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MARCH 20, 1998, UNLESS THE OFFER IS EXTENDED.


                       THE DEPOSITARY FOR THE OFFER IS:

                       HARRIS TRUST COMPANY OF NEW YORK

        By Mail:              By Hand/Overnight             By Facsimile:
  Wall Street Station             Delivery:                 (212) 701-7636
                                Receive Window

     P.O. Box 1023
   New York, New York         Wall Street Plaza         Confirm by Telephone:
       10268-1023            88 Pine Street, 19th           (212) 701-7624
                                    Floor
                              New York, New York
                                    10005

                                ---------------

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by shareholders either if certificates representing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Shareholders whose certificates are not immediately available, or who cannot deliver their certificates or confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _______________________________________
    Account Number: ______________________________________________________
    Transaction Code Number: _____________________________________________

  [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): _________________________________________
    Date of Execution of Notice of Guaranteed Delivery: ______________________ Name of Institution that Guaranteed Delivery: ____________________________

    If Delivered by Book-Entry Transfer:
    Name of Tendering Institution: ___________________________________________
    Account Number: __________________________________________________________
    Transaction Code Number: _________________________________________________


                        DESCRIPTION OF SHARES TENDERED
                            CERTIFICATE(S) TENDERED
                    (ATTACH ADDITIONAL LISTS IF NECESSARY)
-------------------------------------------------------------------------------
               TOTAL NUMBER OF COMMON SHARES REPRESENTED:
-------------------------------------------------------------------------------
               TOTAL NUMBER OF PREFERRED SHARES REPRESENTED:
-------------------------------------------------------------------------------

                                                              CERTIFICATE         COMMON SHARE            PREFERRED SHARES
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                NUMBER(S)*         CERTIFICATES              CERTIFICATES
       (PLEASE FILL IN, IF BLANK)                                                  TENDERED**                TENDERED**
------------------------------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------
                                                         ---------------------------------------------------------------------
                                                         ---------------------------------------------------------------------
                                                         ---------------------------------------------------------------------
                                                         ---------------------------------------------------------------------
                                                         ---------------------------------------------------------------------
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

  * Need not be completed by shareholders tendering by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered hereby. See Instruction 4.


  The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to EastGroup-Meridian, Inc., a Missouri corporation (the "Purchaser") and a wholly-owned subsidiary of EastGroup Properties, Inc., a Maryland corporation ("EastGroup"), the above-described common shares, par value $0.001 per share (the "Common Shares"), and preferred shares, par value $0.001 per share (the "Preferred Shares") (collectively, the Common Shares and the Preferred Shares are referred to as the "Shares"), of Meridian Point Realty Trust VIII Co., a Missouri corporation (the "Company"), pursuant to the Purchaser's offer to purchase all of the outstanding Common Shares at a price of $8.50 per share, net to the tendering shareholder in cash, and all of the outstanding Preferred Shares at a price of $10.00 per share, net to the tendering shareholder in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 23, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to EastGroup or to one or more affiliates of EastGroup, the right to purchase Shares tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued, issuable, which detach from or become exercisable in respect thereof on or after February 23, 1998) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates representing such Shares (and any such other Shares or securities or rights), or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase); (ii) present such Shares (and any such other Shares or securities or rights) for registration and transfer on the books of the Company; and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints David H. Hoster II and N. Keith McKey and each of them or any other designee of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and any and all other Shares or securities or rights issued, issuable, which detach from or become exercisable in respect thereof on or after February 23,
1998), which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares (and any such other Shares or securities or rights) by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, the Purchaser or the Purchaser's designee must be able to exercise full voting and other rights of a record and beneficial holder with respect to such Shares.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or securities or rights issued, issuable, which detach from or become exercisable in respect thereof on or after February 23, 1998), and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any such other Shares or securities or rights).

  No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under "Description of Shares Tendered" at the address shown below such registered holder(s) name(s). In the event that either or both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of, and deliver such check and/or return such certificates to, the person or persons so indicated. Shareholders tendering Shares by book entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such shareholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered hereby.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)          (SEE INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates representing Shares not             cates representing Shares not
 tendered or not purchased and/or          tendered or not purchased and/or
 the check for the purchase price          the check for the purchase price
 of Shares purchased are to be is-         of Shares purchased are to be
 sued in the name of someone other         sent to someone other than the
 than the undersigned, or if               undersigned, or to the under-
 Shares tendered by book-entry             signed at an address other than
 transfer which are not purchased          that shown under "Description of
 are to be returned by credit to           Shares Tendered."
 an account maintained at the
 Book-Entry Transfer Facility
 other than that account desig-
 nated above.

                                            Issue check and/or certifi-
                                           cate(s) to:


                                           Name______________________________
  Issue check and/or certifi-                        (PLEASE PRINT)
 cate(s) to:


                                           Address __________________________
 Name _____________________________        __________________________________
           (PLEASE PRINT)                  __________________________________
 Address __________________________                (INCLUDE ZIP CODE)
 __________________________________
 __________________________________
         (INCLUDE ZIP CODE)
 __________________________________
   (TAX IDENTIFICATION OR SOCIAL
          SECURITY NUMBER)

  Credit unpurchased Shares ten-
 dered by book-entry transfer to
 the Book-Entry Transfer Facility
 account set forth below.

 Account No.: _____________________

                                   SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

 Signature(s) of Holder(s) of Shares: __________________

 Dated: ____________ , 1998

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see
 Instruction 5.)

 Name(s): ______________________________________________
                       (PLEASE PRINT)

 Capacity (full title): ________________________________

 Address: ______________________________________________
     -------------------------------------------------
     -------------------------------------------------
                     (INCLUDE ZIP CODE)

 --------------------------
                                --------------------------
  (AREA CODE AND TELEPHONE        (TAX IDENTIFICATION OR
          NUMBER)                SOCIAL SECURITY NUMBER)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Authorized Signature(s): ______________________________

 Name: _________________________________________________
                       (PLEASE PRINT)

 Title: ________________________________________________

 Name of Firm: _________________________________________

 Address: ______________________________________________
     -------------------------------------------------
     -------------------------------------------------
                     (INCLUDE ZIP CODE)

 Area Code and Telephone Number: _______________________

 Dated:  ____________, 1998

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal; or (ii) if such Shares are tendered for the account of a firm that is a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by shareholders either if certificates representing Shares are to be forwarded herewith to the Depositary or, unless an Agent's Message (as defined below) is utilized, if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates representing all physically tendered Shares, or any book-entry confirmation of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in connection with a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If a shareholder's certificate(s) representing Shares are not immediately available (or the procedure for the book-entry transfer cannot be completed on a timely basis) or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, such shareholder's Shares may nevertheless be tendered if the procedures for guaranteed delivery set forth in Section 2 of the Offer to Purchase are followed. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the certificates representing all tendered Shares, in proper form for transfer, or Book-Entry Confirmation of Shares, as the case may be, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase. The term "Agent's Message" means a message transmitted through electronic means by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received, and agrees to be bound by, this Letter of Transmittal.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER SHARES BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the boxes entitled "Total Number of Common Shares Represented" and "Total Number of Preferred Shares Represented." In such case, new certificate(s) representing the remainder of the Shares that were represented by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates representing Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates representing Shares not tendered or accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate hereon. If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

  8. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Shares tendered hereby.

  10. SUBSTITUTE FORM W-9. The tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9, which is provided below, and to certify whether the shareholder is subject to backup withholding of Federal income tax. If a tendering shareholder is subject to backup withholding, the shareholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% Federal income tax withholding on the payment of the purchase price. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

  11. FOREIGN HOLDERS. Foreign holders must submit a completed IRS Form W-8 to avoid backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

  12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at the address set forth below or from your broker, dealer, commercial bank or trust company.

  IMPORTANT: This Letter of Transmittal (or a facsimile thereof), together with certificates representing Shares or confirmation of book-entry transfer and all other required documents, or the Notice of Guaranteed Delivery, must be received by the Depositary on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering shareholder is subject to backup withholding, the shareholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit to the Depositary a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

  PURPOSE OF SUBSTITUTE FORM W-9. To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such shareholder is awaiting a TIN) and that (i) such holder is exempt from backup withholding; (ii) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified such holder that such holder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9).

  WHAT NUMBER TO GIVE THE DEPOSITARY. The shareholder is required to give the Depositary the social security number, individual taxpayer identification number, or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

                         PAYER'S NAME:



                        PART 1--PLEASE PROVIDE YOUR
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND    ----------------------
 FORM W-9               CERTIFY BY SIGNING AND         Social security number
                        DATING BELOW.

                                                            OR

                                              -------------------------------
                                              Employer identification number
                                           (If awaiting TIN write "Applied For")


                 PART 2--For Payees exempt from backup withholding, see the enclosed Taxpayer Identification Number (TIN) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

                 CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                 (1)  The number shown on this form is my correct Taxpayer
                      Identification Number (or a Taxpayer Identification Number
DEPARTMENT OF         has not been issued to me) and either (a) I have mailed or
THE TREASURY          delivered an application to receive a Taxpayer
INTERNAL REVENUE      Identification Number to the appropriate Internal Revenue
SERVICE               Service ("IRS") or Social Security Administration office
                      or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number; and

                 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

PAYER'S REQUEST FOR
TAXPAYER
IDENTIFICATION
NUMBER (TIN) AND
CERTIFICATION

                 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. If after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9).

                 Name: ________________________________________________________
                                            (please print)

                 Address: _____________________________________________________
                                            (please print)

                 ______________________________________________________________

                 Signature: ___________________________________________________

                 Date: _________ 1998

--------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
      INFORMATION.

                    The Information Agent for the Offer is:

                           BEACON HILL PARTNERS, INC.
                                90 BROAD STREET
                            NEW YORK, NEW YORK 10004
                           TOLL FREE: (800) 755-5001

                     Banks and Brokerage Firms please call:
                                 (212) 843-8500